MONEY MARKET FUNDS

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT

NORTHERN FUNDS

MONEY MARKET FUNDS

SUPPLEMENT DATED SEPTEMBER 23, 2016 TO

PROSPECTUS AND SAI DATED JULY 31, 2016

PENDING LIQUIDATION OF THE CALIFORNIA MUNICIPAL MONEY MARKET FUND

The date of liquidation and termination of the California Municipal Money Market Fund (the “Fund”) has been changed from on or about October 14, 2016 to on or about October 7, 2016. All references to the Liquidation Date of the Fund in the Prospectus and SAI shall be deemed to be on or about October 7, 2016.

Please retain this Supplement with your Prospectus and SAI for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	MM SPT (9/16)

NORTHERN FUNDS PROSPECTUS